SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report) (Date of earliest event reported)	November 18, 2005 November 17, 2005

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma (State or other jurisdiction of incorporation)	001-13643 (Commission File Number)	73-1520922 (IRS Employer Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Voluntary Disclosure of Other Events

On November 17, 2005, the Board of Directors of ONEOK, Inc. (the Board) authorized the company to purchase an additional 7.5 million shares of its currently issued and outstanding common stock under its current stock repurchase program. The shares will be repurchased from time to time in open market transactions or through privately negotiated transactions at its discretion, subject to market conditions and other factors. The program will terminate after two years, unless extended by the Board.

Item 9.01	Financial Statements and Exhibits
Exhibit
	99.1	Press release issued by ONEOK, Inc. dated November 17, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.
Date:	November 18, 2005	By:	/s/ Jim Kneale
Jim Kneale Executive Vice President -- Finance and Administration and Chief Financial Officer (Principal Financial Officer)

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